UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 23, 2013

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 23, 2013, MainSource Financial Group, Inc. held its annual meeting of shareholders.  A total of 20,326,725 shares of the Company’s common stock were entitled to vote as of March 8, 2013, the record date for the Annual Meeting. There were 17,665,467 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each proposal.

Proposal No. 1 - Election of Directors

The shareholders elected ten directors to serve a one-year term until the next annual meeting of shareholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kathleen L. Bardwell	13,471,268	188,242	4,005,957
William G. Barron	13,407,230	252,279	4,005,957
Archie M. Brown, Jr.	13,416,420	243,090	4,005,957
Brian J. Crall	13,461,981	197,529	4,005,957
Philip A. Frantz	13,391,124	268,386	4,005,957
D.J. Hines	13,458,344	201,166	4,005,957
Thomas M. O’Brien	13,454,548	204,962	4,005,957
Lawrence R. Rueff, DVM	13,460,588	198,922	4,005,957
John G. Seale	13,469,091	190,419	4,005,957
Charles J. Thayer	13,457,648	201,862	4,005,957

Proposal No. 2 - Advisory Vote on the Company’s Executive Compensation Policies and Procedures

The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
12,888,907	628,493	142,110	4,005,957

Proposal No. 3 — Advisory Vote on the Frequency of Future Shareholder Votes to Approve the Company’s Executive Compensation Policies and Procedures

On the non-binding advisory proposal regarding the frequency in which the compensation of the Company’s executive officers should be presented to the shareholders, the option receiving the most votes was “one year”. The results were as follows:

One Year	Two Years	Three Years	Abstain
10,764,687	215,418	2,329,369	4,355,993

Proposal No. 4 — Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2012

The shareholders voted to ratify the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The results of the vote were as follows:

For	Against	Abstain
17,293,444	172,340	199,683

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 2013

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer